File Number: 2-28273
                                                Filed Pursuant to Rule 497(e) of
                                                      The Securities Act of 1933


                                                               June 24, 2005

                          Supplement to the May 1, 2005
                       Prospectus of Pioneer Balanced Fund


Basic information about the fund

The following replaces the first paragraph of the section:

Principal investment strategies
For purposes of the fund's investment policies, the fund's equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as preferred stocks. The fund's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities, short term debt securities, cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Debt securities in which the fund invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The following replaces the text box in the section:

Asset allocation

Pioneer allocates the fund's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the fund's net assets.


                                                                   17799-00-0605
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC